EXHIBIT 99.3
                                                                    ------------

                           NATIONAL DATACOMPUTER, INC
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005

                                                                                  PRO FORMA        PRO FORMA
                                                                                ADJUSTMENTS OF        FROM
                                                                                AUDIT BUSINESS     CONTINUING
                                                          AS REPORTED (1)          LINE (2)        OPERATIONS
                                                          ---------------     ---------------    --------------
Revenue:
     Product                                              $     1,202,049     $     (890,975)    $      311,074
     Services                                                     856,470           (250,148)           606,322
                                                          ---------------     --------------     --------------
                    Total Revenue                               2,058,519         (1,141,123)           917,396
                                                          ---------------     --------------     --------------



Cost of revenues                                                1,159,118           (651,503)           507,615
                                                          ---------------     --------------     --------------

                     Gross Profit                                 899,401           (489,620)           409,781
                                                          ---------------     --------------     --------------


Operating expenses:
     Research and product development                             274,299           (188,958)(d)         85,341
     Selling and marketing                                        403,659            (69,671)(d)        333,988
     General and administrative                                   770,726            (37,500)(d)        733,226
                                                          ---------------     --------------     --------------
                                                                1,448,684           (296,129)          1,152,555
                                                          ---------------     --------------     ---------------


Loss from operations                                             (549,283)          (193,491)          (742,774)


Other (income) expense:
     Interest income                                                2,147                --               2,147
     Interest expense                                              (2,558)               --              (2,558)
                                                          ---------------     --------------     --------------
Net loss                                                  $      (549,694)    $     (193,491)    $     (743,185)
                                                          ---------------     --------------     --------------


Net loss                                                  $      (549,694)    $     (193,491)    $     (743,185)
Preferred stock preference                                       (200,250)           200,250 (e)            --
                                                          ---------------     --------------     --------------
Net loss attributable to common stockholders              $      (749,944)    $        6,759     $     (743,185)
                                                          ===============     ==============     --------------


Basic and diluted net loss per share attributable to
     common stockholders                                  $         (0.03)    $         0.00     $        (0.03)

Weighted average shares outstanding                            22,134,181         22,134,181         22,134,181
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1)   As reported in the Company's Unaudited Quarterly Report on Form 10-QSB for
     the nine months ended September 30, 2005.
2)   Pro forma adjustments represent the audit business line in the Statement of
     Operations.